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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2004
                                                         ----------------

                              CSS Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-2661                13-920657
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(State or other jurisdiction           (Commission            (IRS Employee
      of incorporation)                File Number)         Identification No.)


 1845 Walnut Street, Philadelphia, PA                                19103
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (215) 569-9900
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 1, 2004, Richard L. Morris commenced employment with the Company as Vice President - Chief Information Officer. On such date, the Company and Mr. Morris entered into an Employment Agreement that provides for an employment term of three years, subject to early termination by the Company under certain specified terms and conditions. The Employment Agreement provides for a base salary in the amount of $230,000 per year, plus such additional salary as may be approved by the Human Resources Committee (the "Committee") of the Board of Directors of the Company from and after April 2005. The Agreement also provides:
(i) that Mr. Morris will be eligible to participate in the Company's annual bonus program at a level of up to 60% of his base salary in accordance with criteria annually approved by the Committee, (ii) for a recommendation to be made to the Committee to grant Mr. Morris of a stock option to acquire 25,000 shares of the Company's common stock, subject to the provisions of the Company's 2004 Equity Compensation Plan (the "Plan"), and (iii) that Mr. Morris will be considered for further Plan option grants by the Committee on not less than an annual basis thereafter.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CSS Industries, Inc.
                                             (Registrant)



                                             By: /s/ Stephen V. Dubin
                                                 ----------------------------
                                                 Stephen V. Dubin
                                                 Executive Vice President and
                                                 General Counsel




Date: December 3, 2004